Investor Overview June, 2004 Revision # 070604a

Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act), Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate,'' "believe,'' "estimate,'' "expect,'' "intend,'' "plan'' and "objective'' and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this presentation. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward- looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Proprietary enabling technologies Components Lasers Laser Systems Strong balance sheet Growth Strategy

Business Segments % of Revenue Q1 2004* *Exceeds 100%, as this includes sales between segments, which is 6% of total sales Q1.

Global Sales Reach % of Revenue Q1 2004

Industry-Leading Customers

GSLI Growth Strategy Develop new products & market niches Acquire enabling technology

Acquisition Strategy Enabling technology Complementary products Use of cash Accretive Track record DRC (2003) Spectron (2003) Westwind Air Bearings (2003) MicroE (2004)

Westwind Rotary motion Cash purchase - $35 million Accretive in Q1'04 Sales in 2003 - $30 million Leading supplier PCB drilling spindles Future growth opportunities: data storage industrial printing

MicroE Motion control Cash purchase - $55 million Accretive Q3'04 Sales in Q1'04 - $7.7 million Leader in data storage Future growth opportunities: robotics medical industrial

Precision Components Component/ Market Scanners Encoders Optics Rotary Motion Light Automotive & Industrial l l l Electronics & Semiconductor l l l l Medical Devices l l Aerospace l l l Scientific & Research l l l

Precision Components Sales (US$ Millions)* * These sales include sales between segments.

Lasers Laser/Market YAG DPSS CO2 YLF Excimer Light Automotive & Industrial l l l l Electronics & Components l l l l l Medical Devices l l l l Aerospace l l Scientific & Research l l l

Lasers Sales (US$ Millions)* * These sales include sales between segments.

Systems System/Market Memory Repair Wafer Trimming Wafer Marking Circuit Trimming PCB Inspection Semiconductor l l l Electronics l l

Systems Sales (US$ Millions)

Market Drivers Notebook pc's Mobile phones PDA's Digital cameras Wireless tools & equipment Flat panel displays

GSLI - Revenue & Earnings Trends Revenues (US$ Millions) Earnings (US$ Millions)

GSLI - Bookings & Backlog (US$ Millions) Bookings* Backlog** * This excludes Westwind a.prior to 2004. * * This includes Westwind

GSLI - Selected Balance Sheet Cash & Investments $114 US million Total Assets $330 US million NBV $273 US million Actual as of April 2, 2004

Targeted Business Model Q1 2004 Target Revenues Gross margin Engineering SG & A expenses Amortization of purchased intangibles Restructuring and other Operating profit 100% 100% 39.7% 44% 6.4% 10% 18% 17% 2.1% 2% 0% 13.2% 15%

GSLI - In Review Position: New products Excellent market relationships Strong balance sheet - no debt Growth: Business recovery Acquire technologies Expand market niches